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                                   EXHIBIT 21


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
                                                                                        Organized Under
                                                                                            Laws of
                                                                                        ---------------
Domestic Subsidiaries of Hewlett-Packard Company

Hewlett-Packard Delaware, Inc.                                                             Delaware
Hewlett-Packard Delaware Capital, Inc.                                                     Delaware
Hewlett-Packard Delaware Funding, Inc.                                                     Delaware
Hewlett-Packard Delaware Holding, Inc.                                                     Delaware
Hewlett-Packard Delaware Investment, Inc.                                                  Delaware
Hewlett-Packard European Distribution Operations Netherlands, Inc.                         Delaware
Hewlett-Packard Finance Company                                                            California
Hewlett-Packard Global Trading, Inc.                                                       California
Hewlett-Packard Hellas                                                                     California
Hewlett-Packard Inter-Americas                                                             California
Hewlett-Packard Laboratories Japan, Inc.                                                   Delaware
Hewlett-Packard Little Falls, Inc.                                                         Delaware
Hewlett-Packard Pipeline Company                                                           Colorado
Hewlett-Packard Puerto Rico                                                                California
Hewlett-Packard World Trade, Inc.                                                          Delaware
Apollo World Trade, Inc.                                                                   Delaware
Calan, Inc.                                                                                Pennsylvania
Cerjac, Inc.                                                                               Delaware
Four Pi Systems Corporation                                                                California
HiNoon Project Corporation                                                                 Delaware
The Tall Tree Insurance Company                                                            Vermont
Versatest, Inc.                                                                            California


Domestic Subsidiary of Hewlett-Packard Little Falls, Inc.

Fleet Systems, Inc.                                                                        California


Domestic Subsidiary of Hewlett-Packard World Trade, Inc.

Hewlett-Packard Export Trade Co.                                                           California
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
                                                                                           Organized Under
                                                                                               Laws of
                                                                                           ---------------

Domestic Subsidiary of HiNoon Project Corporation

Video Products Group Inc.                                                                  Delaware


Foreign Subsidiaries of Hewlett-Packard Company

China Hewlett-Packard Company Limited                                                      People's Republic
                                                                                           of China
Grupo Hewlett-Packard S.A. de C.V.                                                         Mexico
Hewlett-Packard Asia Pacific Limited                                                       Hong Kong
Hewlett-Packard Australia Ltd.                                                             Australia
Hewlett-Packard Bilgisayar Ve Olcum Sistemleri Anonim Sirketi                              Turkey
Hewlett-Packard Hong Kong Ltd.                                                             Hong Kong
Hewlett-Packard Ireland Ltd.                                                               Ireland
Hewlett-Packard Medical Products (Qingdao) Limited                                         People's Republic
                                                                                           of China
Hewlett-Packard Penang Sdn. Bhd.                                                           Malaysia
Hewlett-Packard Portugal-Sistemas De Informatica
  E De Medida SA                                                                           Portugal
Hewlett-Packard Sales (Malaysia) Sdn. Bhd.                                                 Malaysia
Hewlett-Packard Taiwan, Ltd.                                                               Republic of China
Edisa Hewlett-Packard S.A.                                                                 Brazil
P.T. Hewlett-Packard Servisindo                                                            Indonesia
Samsung Hewlett-Packard Ltd.                                                               Korea
EEsof GmbH                                                                                 Germany
EEsof K.K.                                                                                 Japan
EEsof Pte. Ltd.                                                                            Singapore


Foreign Subsidiary of China Hewlett-Packard Company Limited

China Hewlett-Packard (Shenzhen) Company, Ltd.                                             People's Republic
                                                                                           of China

Foreign Subsidiaries of Grupo Hewlett-Packard S.A. de C.V.

Arrendadora Hewlett-Packard S.A. de C.V.                                                   Mexico
Hewlett-Packard de Mexico S.A. de C.V.                                                     Mexico
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
                                                                                           Organized Under
                                                                                               Laws of
                                                                                           ---------------

Foreign Subsidiary of Hewlett-Packard Asia Pacific Ltd.

Hewlett-Packard Australia Finance Ltd.                                                     Australia


Foreign Subsidiaries of Hewlett-Packard Australia Ltd.

Hewlett-Packard New Zealand Ltd.                                                           New Zealand
Moriya Pty. Inc.                                                                           Australia


Foreign Subsidiaries of Hewlett-Packard Delaware, Inc.

Hewlett-Packard Chile, S.A.                                                                Chile
Hewlett-Packard de Venezuela, C.A.                                                         Venezuela
Hewlett-Packard do Brasil, S.A.                                                            Brazil
Hewlett-Packard Malaysia Technology, Sdn. Bhd.                                             Malaysia
Hewlett-Packard (Thailand) Limited                                                         Thailand


Foreign Subsidiary of Hewlett-Packard  Delaware Capital, Inc.

HCL Hewlett-Packard Limited                                                                India


Foreign Subsidiary of Hewlett-Packard Delaware Holding, Inc.

Hewlett-Packard (India) Software Operation Private Ltd.                                    India


Foreign Subsidiary of Hewlett-Packard Delaware Investment, Inc.

Hewlett-Packard India Ltd.                                                                 India


Foreign Subsidiary of Hewlett-Packard do Brasil, S.A.

Edisa Hewlett-Packard S.A.                                                                 Brazil
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
                                                                                           Organized Under
                                                                                               Laws of
                                                                                           ---------------

Foreign Subsidiaries of Hewlett-Packard GmbH

Hewlett-Packard CADE AG                                                                    Switzerland
Hewlett-Packard CADE GmbH                                                                  Germany
Hewlett-Packard Inter-Services GmbH                                                        Germany
IDACOM Electronics GmbH                                                                    Germany
CAP debis Sfi-Systemhaus fuer Informations Verarbeitung GmbH                               Germany


Foreign Subsidiaries of Hewlett-Packard Europe B.V.

Hewlett-Packard A.O.                                                                       Russia
Hewlett-Packard (Canada) Ltd.                                                              Canada
Hewlett-Packard Far East Pte. Ltd.                                                         Singapore
Hewlett-Packard GmbH                                                                       Germany
Hewlett-Packard Holding B.V.                                                               Netherlands
Hewlett-Packard Holdings (M) Sdn. Bhd.                                                     Malaysia
Hewlett-Packard Israel Science Center Ltd.                                                 Israel
Hewlett-Packard Italiana S.p.A.                                                            Italy
Hewlett-Packard Ltd.                                                                       Great Britain
Hewlett-Packard Philippines                                                                Philippines
Hewlett-Packard S.A.                                                                       Switzerland
Hewlett-Packard Singapore (Sales) Pte. Ltd.                                                Singapore
Technologies et Participations S.A.                                                        France
Yokogawa Hewlett-Packard, Ltd.                                                             Japan


Foreign Subsidiary of Hewlett-Packard Holdings (M) Sdn. Bhd.

Hewlett-Packard Storage Products (M) Sdn. Bhd.                                             Malaysia


Foreign Subsidiaries of Hewlett-Packard Italiana S.p.A.

Hewlett-Packard Servizi Finanziari Italy                                                   Italy
NECSY Network Control Systems S.p.A.                                                       Italy
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
                                                                                           Organized Under
                                                                                               Laws of
                                                                                           ---------------

Foreign Subsidiaries of Hewlett-Packard Ltd.

Hewlett-Packard Avantek Ltd.                                                               Great Britain
Hewlett-Packard Equipment Leasing Ltd.                                                     Great Britain
Hewlett-Packard Finance Ltd.                                                               Great Britain
Hewlett-Packard Leasing Ltd.                                                               Great Britain
Hewlett-Packard Product Leasing Ltd.                                                       Great Britain
Appollo Computer (UK) Ltd.                                                                 Great Britain
BT&D Technologies Ltd.                                                                     Great Britain
Colorado Memory Systems Europe Ltd.                                                        Great Britain
EEsof Ltd.                                                                                 Great Britain


Foreign Subsidiaries of Hewlett-Packard S.A.

Hewlett-Packard Argentina S.A.                                                             Argentina
Hewlett-Packard A/S                                                                        Denmark
Hewlett-Packard (Austria) Ges.m.b.H                                                        Austria
Hewlett-Packard Belgium S.A.N.V.                                                           Belgium
Hewlett-Packard Espanola, S.A.                                                             Spain
Hewlett-Packard (Malaysia) Sdn. Bhd.                                                       Malaysia
Hewlett-Packard Nederland B.V.                                                             Nederlands
Hewlett-Packard Norge A/S                                                                  Norway
Hewlett-Packard OY                                                                         Finland
Hewlett-Packard (Schweiz) A.G.                                                             Switzerland
Hewlett-Packard Singapore (Private) Ltd.                                                   Singapore
Hewlett-Packard Sverige A.B.                                                               Sweden
Hewlett-Packard Technical B.V.                                                             Netherlands
Hewlett-Packard Trading S.A.                                                               Switzerland


Foreign Subsidiary of Hewlett-Packard Singapore Private Ltd.

Hewlett-Packard Investment Ltd.                                                            Liberia
Geneva Investments N.V.                                                                    Netherlands Antilles
W.W. Investment Holding Pte.  Ltd.                                                         Singapore
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
                                                                                           Organized Under
                                                                                               Laws of
                                                                                           ---------------
Foreign Subsidiary of W.W. Investment Holding Pte. Ltd.

W.W. Real Estate and Development Pte.  Ltd.                                                Singapore


Foreign Subsidiary of W.W. Real Estate and Development Pte. Ltd.

W-Wide Offshore Ventures Pte. Ltd.                                                         Singapore


Foreign Subsidiaries of Hewlett-Packard World Trade, Inc.

Hewlett-Packard Coordination Center S.A                                                    Belgium
Hewlett-Packard Europe B.V.                                                                Netherlands
Hewlett-Packard International Sales Corporation B.V.                                       Netherlands
Hewlett-Packard Magyarorszag Kft.                                                          Hungary
Hewlett-Packard Polska Spol.Z                                                              Poland
Hewlett-Packard  RE Ltd.                                                                   Ireland
Hewlett-Packard s.r.o.                                                                     Czech Republic
Leasametric GmbH                                                                           Germany
Yokogawa Analytical Systems, Inc.                                                          Japan


Foreign Subsidiary of Leasametric GmbH

Leasametric S.A.                                                                           France


Foreign Subsidiaries of Technologies et Participations

Hewlett-Packard France                                                                     France
Technologies et Participations Immobilieres                                                France
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